ACQUISITION AND DISPOSITION OF MINERAL INTERESTS AND CORPORATE TRANSACTIONS - Disposition of Mercedes Mine and Related Exploration Properties (Details) - Premier Gold Inc $ in Millions	12 Months Ended
Dec. 31, 2016 USD ($)
Disclosure of detailed information about business combination [line items]
Revenue	$ 90.6
Cost of sales excluding depletion, depreciation and amortization	(49.8)
Gross margin excluding depletion, depreciation and amortization	40.8
Depletion, depreciation and amortization	(7.2)
Impairment of mining properties	0.0
Mine operating earnings	33.6
Other expenses	(14.8)
Earnings before taxes	18.8
Attributable income tax recovery	1.3
Net income (loss) from operations	20.1
Loss on disposal	(27.2)
Attributable income tax expense	(4.6)
Net loss from discontinued operations	$ (11.7)